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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): June 27, 2007

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                                    Dell Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-17017                  74-2487834
 (State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


                      One Dell Way, Round Rock, Texas 78682
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (512) 338-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

On June 27, 2007, the company received the decision of the NASDAQ Listing and Hearing Review Council extending the company's conditional listing until July 16, 2007. A copy of the press release issued on July 3, 2007, announcing the Council's decision, is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1     Press Release, dated July 3, 2007



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DELL INC.


Date:  July 3, 2007               By:   /s/ Thomas H. Welch, Jr
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                                        Thomas H. Welch, Jr.
                                        Vice President and Assistant Secretary

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                                  EXHIBIT INDEX

  Exhibit
    No.                           Description of Exhibit
    ---                           ----------------------

    99.1     Press Release, dated July 3, 2007


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